UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 27, 2003


                         PERRY ELLIS INTERNATIONAL, INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


         Florida                      0-21764                     59-1162998
----------------------------     ------------------          -------------------
(State or other jurisdiction      (Commission File             (I.R.S. Employer
    of incorporation)                 Number)                Identification No.)



           3000 N.W. 107th Avenue
              Miami, Florida                                 33172
  ----------------------------------------                 ----------
  (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (305) 592-2830
                                                           --------------

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        -------------------------------------------------------------------

(a)  Financial Statements of Business Acquired.
     ------------------------------------------
     Not Applicable.

(b)  Pro Forma Financial Information (unaudited).
     --------------------------------------------
     Not Applicable.

(c)  Exhibits.
     ---------
     99.1 Perry Ellis International, Inc. Press Release, dated August 27, 2003.


Item 9. Regulation FD Disclosure (and Information Furnished Under Item 12. Disclosure of Results of Operations and Financial Condition).
        -------------------------------------------------------------

On August 27, 2003, Perry Ellis International, Inc. issued a press release to report its results for its fiscal quarter ended July 31, 2003. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

In accordance with the interim procedural guidance in SEC Release No. 33-8216 and No. 34-47583, the information in this Current Report on Form 8-K and Exhibit
99.1 attached hereto and incorporated herein by reference, is concurrently hereby intended to be furnished pursuant to Item 9. "Regulation FD Disclosure" and "Item 12. Disclosure of Results of Operations and Financial Condition," under Item 9 of Form 8-K. As provided in General Instruction B.2 of SEC Form 8-K, such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 PERRY ELLIS INTERNATIONAL, INC.


Date: August 28, 2003                            By:_/s/_Rosemary_B._Trudeau____
                                                 Name:   Rosemary B. Trudeau
                                                 Title:  VP Finance

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.                       Description

   99.1     Perry Ellis International, Inc. Press Release, dated August 27, 2003